Exhibit 10.5

FOURTH AMENDMENT TO FIFTH
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of February 7, 2020, is by and among (i) HECLA MINING COMPANY, a Delaware corporation, HECLA LIMITED, a Delaware corporation, HECLA ALASKA LLC, a Delaware limited liability company, HECLA GREENS CREEK MINING COMPANY, a Delaware corporation and HECLA JUNEAU MINING COMPANY, a Delaware corporation (collectively, the “Borrowers”), (ii) each of the other parties identified as “Other Loan Parties” on the signature pages hereto, (iii) each of the banks and other financial institutions identified as “Lenders” on the signature pages hereto (the “Lenders”), and (iv) THE BANK OF NOVA SCOTIA, as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Fifth Amended and Restated Credit Agreement, dated as of July 16, 2018 (as amended by that First Amendment dated as of May 8, 2019, that Second Amendment dated as of July 15, 2019, that Third Amendment dated as of August 23, 2019, and as further amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Fourth Amendment, and as the same may be further amended, supplemented, amended or restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent, the Lenders have made commitments to extend certain credit facilities to the Borrowers.

WHEREAS, the parties hereto desire to further amend the Existing Credit Agreement in accordance with the terms hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:

PART I
DEFINITIONS

SUBPART 1.1      Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Fourth Amendment, including its preamble and recitals, have the following meanings:

“Administrative Agent” is defined in the recitals.

“Borrowers” is defined in the preamble.

“Credit Agreement” is defined in the recitals.

“Existing Credit Agreement” is defined in the recitals.

“Fourth Amendment” is defined in the preamble.

“Fourth Amendment Effective Date” is defined in Subpart 4.1.

“Lenders” is defined in the preamble.

SUBPART 1.2      Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Fourth Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Fourth Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect.

SUBPART 2.1      Amendments. Effective as of the Fourth Amendment Effective Date (as defined below) Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

(a)     Amendment to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

(i)      by adding the following defined terms therein in the appropriate alphabetical order:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i)     a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)     a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)     a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” is defined in Section 9.21.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Fourth Amendment” shall mean that certain Fourth Amendment to Fifth Amended and Restated Credit Agreement dated February 7, 2020, by and among the Borrowers, the other Loan Parties party thereto, the Lenders and the Administrative Agent.

“Fourth Amendment Effective Date” shall mean the effectiveness date of the Fourth Amendment.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” is defined in Section 9.21.

“Successful New Senior Notes Issuance” means the incurrence of Indebtedness pursuant to Section 6.2(u) in an amount of not less than $400,000,000, the proceeds of which are used solely to Refinance in whole or in part the Senior Notes Indebtedness and to pay cost of issuance of such Indebtedness, including underwriter’s discount.

“Supported QFC” is defined in Section 9.21.

“Swap Agreement” means any agreement with respect to any swap, forward, spot, future, credit default or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrowers or any Subsidiaries shall be a Swap Agreement.

“U.S. Special Resolution Regimes” is defined in Section 9.21.

(ii) by amending the definitions of “Commitment”, “Maturity Date”, “Secured Debt”, “Senior Notes Refinancing”, “Total Debt” and “Total Net Leverage Ratio” therein to read as follows:

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.4. Effective as of the Effective Date, the initial amount of each Lender’s Commitment is set forth on Part A of Schedule 2.1, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable; provided however, commencing with (a) the Fourth Amendment Effective Date and prior to the earlier of (i) the date on which the Senior Notes Refinancing shall be consummated or (ii) the Revolver Increase Date, the amount of each Lender’s Commitment shall be as set forth on Part B of Schedule 2.1, and (b) the earlier of (i) the date on which the Senior Notes Refinancing shall be consummated or (ii) the Revolver Increase Date, the amount of each Lender’s Commitment shall be as set forth on Part A of Schedule 2.1.

“Maturity Date” means February 7, 2023; provided that if as of the Springing Maturity Date the Parent has not consummated the Senior Notes Refinancing, the “Maturity Date” shall mean the Springing Maturing Date.

“Secured Debt” means, at any time, the outstanding principal amount of all Indebtedness of the Parent and its Subsidiaries secured by Liens on any property of any Loan Party (exclusive of Senior Notes Indebtedness secured on a first-priority basis by any restricted cash and Cash Equivalent Investment deposit in an amount not exceeding the amount of such restricted cash and Cash Equivalent Investment deposit).

“Senior Notes Refinancing” means either (i) the repayment in full of the Senior Notes Indebtedness or (ii) the deposit of cash and Cash Equivalent Investments with the trustee for the Senior Notes Indebtedness in an amount, either in gross or after giving effect to any investment income, that is sufficient to repay in full the Senior Notes Indebtedness.

“Total Debt” means, at any time, the outstanding principal amount of all Indebtedness of the Parent and its Subsidiaries of the type referred to in clause (a), clause (b), clause (c), clause (e), clause (f) (other than Earn-out Obligations (A) that have not been reduced to a fixed amount or (B) to the extent such obligations may, in accordance with their terms, be satisfied at the sole option of the obligor thereof at any time regardless of the happening of any event by the delivery of Equity Interests (other than Redeemable Capital Securities) of the Parent), clause (g) and clause (h), in each case of the definition of “Indebtedness” (exclusive of (i)  Indebtedness secured on a first-priority basis by any restricted cash deposit in an amount not exceeding the amount of such restricted cash deposit, (ii) Senior Notes Indebtedness secured on a first-priority basis by any restricted Cash Equivalent Investment deposit in an amount not exceeding the amount of such restricted Cash Equivalent Investment deposit and (iii) to the extent constituting Indebtedness, Designated Preferred Stock) and any Contingent Liability (including for the benefit of third parties) in respect of any of the foregoing.

“Total Net Leverage Ratio” means, as of the last day of any Fiscal Quarter, the ratio of:

(a) (i) Total Debt outstanding on the last day of such Fiscal Quarter (calculated without giving effect to any reclamation related bonds in the aggregate equal to or less than $65 million), less (ii) the amount of unencumbered cash then held by the Parent and its Subsidiaries (provided, that if the aggregate principal amount of Indebtedness outstanding under Section 6.2(u) at such time equals or exceeds $550,000,000, the amount of unencumbered cash for purposes of this clause (a)(ii) shall not exceed $50,000,000), to

(b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.

(iii) by deleting the definitions of “Convertible Net Cash Proceeds”, “Permitted Bond Hedge Transaction” and “Permitted Warrant Transaction” therein in their entirety;

(iv)     by amending and restating clause (c) of the definition of “Change in Control” to read as follows:

“(c) the occurrence of any “Change in Control” (or similar term) under (and as defined in) any Subordinated Debt Document or Designated Preferred Stock Document or the Senior Notes Documents or the documents evidencing Indebtedness incurred under Section 6.2(u) (including in any document evidencing the Refinancing thereof); or”

(v)     by amending and restating clause (e) of the definition of “EBITDA” to read as follows:

“(e)     to the extent deducted in determining Net Income, any fees, costs and expenses paid by the Borrowers in respect of the Klondex Related Transactions and the issuance of Indebtedness permitted under Section 6.2(u) and the purchase and redemption of the Aurizon Acquisition Notes.”

(b)     Amendment to Section 2.1. Section 2.1 of the Existing Credit Agreement is hereby amended by amending and restating the last sentence thereof to read as follows:

“As of the Fourth Amendment Effective Date and until the earlier of (i) the date on which the Senior Notes Refinancing shall be consummated or (ii) the Revolver Increase Date, the aggregate Commitment amount shall be equal to $150,000,000.”

(c)     Amendment to Section 2.6(b). Section 2.6(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b)     The Borrowers may, at any time, reduce or terminate the Commitments or may terminate or reduce the Commitments that would be available on the earlier of the consummation of the Senior Notes Refinancing or the Revolver Increase Date; provided, that each partial reduction of the Commitments and Commitments that would be available on the earlier of the consummation of the Senior Notes Refinancing or the Revolver Increase Date shall be in a minimum aggregate amount of $1,000,000 or in an integral multiple of $500,000 in excess thereof.”

(d)     Amendment to Section 2.9(a). Section 2.9(a) of the Existing Credit Agreement is hereby amended by replacing the text “the Revolver Increase Date” therein with “the earlier of the consummation of the Senior Notes Refinancing or the Revolver Increase Date”.

(e)     Amendment to Section 3.32(b). Section 3.32(b) of the Existing Credit Agreement is hereby amended by replacing the text “July __, 2018” therein with “July 16, 2018”.

(f)     Amendment to Section 5.1(s). Section 5.1(s) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(s) upon the occurrence thereof, notice of the occurrence of a Successful New Senior Notes Issuance and the Senior Notes Refinancing.”

(g)     Amendment to Section 4.3. Section 4.3 of the Existing Credit Agreement is hereby amended by replacing the text “Prior to October 31, 2018, the” therein with “The”.

(h)     Amendment to Section 5.8. Section 5.8 of the Existing Credit Agreement is hereby amended by amending and restating the first sentence thereof to read as follows:

“The proceeds of the Loans shall be used only for the purposes of (a) repaying any outstanding Obligations (as defined in the Existing Credit Agreement) on the Effective Date, and (b) for the general working capital and corporate purposes of the Parent and its Subsidiaries; provided that, proceeds of the Loans in an aggregate amount not to exceed $100,000,000 may be used on or before August 7, 2020 to refinance any outstanding Senior Notes Indebtedness so long as, immediately after giving effect to the making of such Loans, a Successful New Senior Notes Issuance and the Senior Notes Refinancing shall each be consummated.”

(i)     Amendment to Section 6.1(b). Section 6.1(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

 “(b)     Total Net Leverage Ratio. The Loan Parties shall not permit the Total Net Leverage Ratio:

(i)     as of the last day of the Fiscal Quarter ending December 31, 2019, and calculated for the period of four consecutive Fiscal Quarters ending on such date, to be greater than 6.00:1.00;

(ii)     as of the last day of any Fiscal Quarter ending on or after March 31, 2020 but on or prior to June 30, 2020, and calculated for the period of four consecutive Fiscal Quarters ending on such date, to be greater than 4.25:1.00; and

(iii)     as of the last day of any Fiscal Quarter ending September 30, 2020 and thereafter, and calculated for the period of four consecutive Fiscal Quarters ending on such date, to be greater than 4.00:1.00.”

(j)     Amendment to Section 6.2(e). Section 6.2(e) of the Existing Credit Agreement is hereby amended by replacing all references to “the Revolver Increase Date” therein with “the earlier of the consummation of the Senior Notes Refinancing or the Revolver Increase Date”.

(k)     Amendment to Section 6.2(k). Section 6.2(k) of the Existing Credit Agreement is hereby amended by replacing the text “the Revolver Increase Date” therein with “the earlier of the consummation of the Senior Notes Refinancing or the Revolver Increase Date”.

(l)     Amendment to Section 6.2(s). Section 6.2(s) of the Existing Credit Agreement is hereby amended by deleting the text “including without limitation, the Aurizon Acquisition Notes,” therein.

(m)     Amendment to Section 6.2(u). Section 6.2(u) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(u)     Indebtedness of the Parent consisting of senior unsecured notes issued in one or more series from time to time in an aggregate principal amount not to exceed $650,000,000 at any time outstanding, having a maturity date no earlier than February 7, 2025, having terms that are substantially consistent with then prevailing market terms for senior unsecured notes for issuers similar to the Parent, having financial covenants or ratios (to the extent that they are maintenance covenants) that are no more restrictive than those set forth in Section 6.1, and which does not require any scheduled payment or repayment within one year following the Maturity Date at the time of issuance, together with the Guarantees issued in connection therewith (together with any Refinancing), provided that such Indebtedness, shall not, in whole or in part, (a) upon the happening of an event or passage of time mature or be required to be redeemed or required to be repurchased (for consideration other than shares of common stock of the Parent) on or prior to the one-year anniversary of the Maturity Date (at the time the notes are issued), except to the extent such mandatory redemption is required pursuant to a customary asset disposition or change of control provision which expressly provides that all indebtedness that may be required to be redeemed or prepaid on account of the relevant asset disposition or change of control shall have been redeemed or prepaid prior to, or simultaneous with, any such redemption of such Indebtedness, (b) be redeemable at the option of the holder thereof (for consideration other than shares of common stock of the Parent) at any time prior to such date or (c) be convertible into or exchangeable for Indebtedness or other debt securities of the Parent or any of its Subsidiaries at any time prior to such anniversary;”

(n)     Amendment to Section 6.2(v). Section 6.2(v) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(v)     [Reserved];”

(o)     Amendment to Section 6.2(w). Section 6.2(w) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(w)     [Reserved]; and”

(p)     Additional Amendment to Section 6.2. The proviso at the end of Section 6.2 of the Existing Credit Agreement is hereby amended by replacing the text “, (u), (v) and (w)” in clause (i) thereof with “and (u)”, by deleting the text “and (v)” in clause (ix) thereof, by deleting the term “and” at the end of clause (ix) thereof and by adding the following text at the end thereof:

“, and (xi) if the aggregate principal amount of Indebtedness outstanding under subsection (u) above exceeds $600,000,000, the aggregate Commitments shall be automatically reduced by an amount equal to (x) the aggregate principal amount of Indebtedness outstanding under subsection (u) above minus $600,000,000, which reduction shall be made ratably among the Lenders in accordance with their respective applicable Commitments”.

(q)     Amendment to Section 6.8. Section 6.8 of the Existing Credit Agreement is hereby amended by adding the term “and” at the end of clause (k) thereof, by replacing the semicolon at the end of clause (l) thereof with a period, by deleting clause (m) thereof in its entirety, and by replacing the text “the Revolver Increase Date” in the last sentence thereof with “the earlier of the consummation of the Senior Notes Refinancing or the Revolver Increase Date”.

(r)     Amendment to Section 6.12(f). Section 6.12(f) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(f)     the Senior Notes Documents or other documents evidencing Indebtedness incurred under Section 6.2(u), other than any amendment, supplement, waiver or modification which (i) extends the date or reduces the amount of any required repayment, prepayment or redemption of the principal of such Indebtedness, (ii) reduces the rate or extends the date for payment of the interest, premium (if any) or fees payable on such Indebtedness or (iii) makes the covenants, events of default or remedies in such Senior Notes Documents less restrictive on the Parent or any of its Subsidiaries.”

(s)     Amendment to Section 6.14.     Section 6.14 of the Existing Credit Agreement is hereby amended by deleting the text “Section 6.2(v), Section 6.2(w),” in clause (c) thereof and deleting the text “, Section 6(v), Section 6.2(w)” in the proviso at the end thereof.

(t)     Amendment to Section 6.15. Section 6.15 of the Existing Credit Agreement is hereby amended by adding the following text at the end of clause (b) thereof: “, except to the extent permitted under Section 5.8”.

(u)     Amendment to Section 6.16. Section 6.16 of the Existing Credit Agreement is hereby amended by adding the term “or” at the end of clause (c) thereof and deleting the following text in its entirety: “, or (e) the issuance of Parent’s common stock in settlement of the Permitted Warrant Transaction”.

(v)     Amendment to Section 6.18(b). Section 6.18(b) of the Existing Credit Agreement is hereby amended by replacing the text “, (u), (v) or (w)” therein with “or (u)”.

(w)     Amendment to Section 6.18(d). Section 6.18(d) of the Existing Credit Agreement is hereby amended by replacing the text “, (u), (v) and (w)” therein with “and (u)”.

(x)     Amendment to Section 6.19(b). Section 6.19(b) of the Existing Credit Agreement is hereby amended by replacing the text “, (u), (v) or (w)” therein with “or (u)”.

(y)     Amendment to Article IX.     Article IX of the Existing Credit Agreement is hereby amended by adding a new Section 9.21 therein to read as follows:

“SECTION 9.21     Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.”

(z)     Amendment to Schedule 9.1. Schedule 9.1 of the Existing Credit Agreement is hereby amended and restated in its entirety with Annex A attached hereto.

PART III

AFFIRMATION AND CONSENT

SUBPART 3.1      Affirmation and Consent. Each of the Loan Parties confirms that it has received a copy of this Fourth Amendment and restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party, effective as of the date hereof, after giving effect to this Fourth Amendment.

PART IV
CONDITIONS TO EFFECTIVENESS

SUBPART 4.1      Amendment Effective Date. This Fourth Amendment shall be and become effective as of the date (the “Fourth Amendment Effective Date”) when the last of all of the conditions set forth in this Part IV shall have been satisfied.

SUBPART 4.2      Execution of Counterparts of Fourth Amendment. The Administrative Agent shall have received counterparts satisfactory to the Administrative Agent of this Fourth Amendment, which collectively shall have been duly executed on behalf of each Borrower, each of the other Loan Parties, each Lender and the Administrative Agent.

SUBPART 4.3      Representations and Warranties. The representations and warranties contained in Subpart 5.4 shall be true and correct in all material respects (and, to the extent any of such representations and warranties are qualified by materiality in their own right, such representations and warranties shall be true and correct in all respects) on and as of the Fourth Amendment Effective Date.

SUBPART 4.4      Costs and Expenses, etc. The Administrative Agent shall have received for its account and the account of each Lender, all fees, costs and expenses due and payable pursuant to that certain Fee Letter dated as of the date hereof by and among the Borrowers, the Administrative Agent and the Lenders, and Section 9.3 of the Credit Agreement, if then invoiced, or any other Loan Document.

PART V
MISCELLANEOUS

SUBPART 5.1      Cross-References. References in this Fourth Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Fourth Amendment.

SUBPART 5.2     Instrument Pursuant to Existing Credit Agreement. This Fourth Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 5.3      References in Other Loan Documents. At such time as this Fourth Amendment shall become effective pursuant to the terms of Part IV, all references in the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Fourth Amendment.

SUBPART 5.4      Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Fourth Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Fourth Amendment, (c) the representations and warranties contained in Article III of the Credit Agreement and applicable to such Loan Party are true and correct in all material respects (and, to the extent any of such representations and warranties are qualified by materiality in their own right, such representations and warranties shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof after giving effect to the amendments contained herein.

SUBPART 5.5      Counterparts. This Fourth Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Fourth Amendment by telecopy or other electronic transmission shall be effective as an original and shall constitute a representation that an original will be delivered.

SUBPART 5.6      Full Force and Effect; Limited Amendment. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SUBPART 5.7      Governing Law. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SUBPART 5.8      Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

* * * * *

Each of the parties hereto has caused a counterpart of this Fourth Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	HECLA ALASKA LLC, a Delaware limited liability company

	By:	Hecla Mining Company, its Managing Member

	By:	/s/ Philips S. Baker, Jr.
Philips S. Baker, Jr. President & CEO of Managing Member

HECLA GREENS CREEK MINING COMPANY, a Delaware corporation

By:	/s/ Lauren M Roberts
Lauren M. Roberts Vice President

HECLA JUNEAU MINING COMPANY, a Delaware corporation

By:	/s/ Lauren M Roberts
Lauren M. Roberts Vice President

HECLA LIMITED, a Delaware corporation

By:	/s/ Lauren M Roberts
Lauren M. Roberts President

HECLA MINING COMPANY, a Delaware corporation

By:	/s/ Philips S. Baker, Jr.
Philips S. Baker, Jr. President & CEO

Fourth Amendment

OTHER LOAN PARTIES:

BURKE TRADING INC., a Delaware corporation

By:	/s/ Lauren M. Roberts
Lauren M. Roberts President

HECLA ADMIRALTY COMPANY, a Delaware corporation

By:	/s/ Lauren M. Roberts
Lauren M. Roberts President

Silver Hunter Mining Company, a Delaware corporation

By:	/s/ Lauren M. Roberts
Lauren M. Roberts President

RIO GRANDE SILVER, INC., a Delaware corporation

By:	/s/ Lauren M. Roberts
Lauren M. Roberts President

HECLA SILVER VALLEY, INC., a Delaware corporation

By:	/s/ Lauren M. Roberts
Lauren M. Roberts President

Fourth Amendment

HECLA MC SUBSIDIARY, LLC, a Delaware limited liability company

By:	/s/ Daniel A. Nelson
Daniel A. Nelson President

HECLA MONTANA, INC., a Delaware corporation

By:	/s/ Luther J. Russell
Luther J. Russell President

REVETT SILVER COMPANY, a Montana corporation

By:	/s/ Luther J. Russell
Luther J. Russell President & CEO

TROY MINE INC., a Montana corporation

By:	/s/ Luther J. Russell
Luther J. Russell President

Fourth Amendment

RC RESOURCES, INC., a Montana corporation

By:	/s/ Luther J. Russell
Luther J. Russell President

REVETT EXPLORATION, INC., a Montana corporation

By:	/s/ Luther J. Russell
Luther J. Russell President

REVETT HOLDINGS, INC., a Montana corporation

By:	/s/ Luther J. Russell
Luther J. Russell President

MINES MANAGEMENT, INC., an Idaho corporation

By:	/s/ Kurt Allen
Kurt Allen President

NEWHI, INC., a Washington corporation

By:	/s/ Kurt Allen
Kurt Allen President

Fourth Amendment

MONTANORE MINERALS CORP., a Delaware corporation

By:	/s/ Kurt Allen
Kurt Allen President

KLONDEX HOLDINGS (usa) INC., a Nevada corporation

By:	/s/ Lauren M. Roberts
Lauren M. Roberts President

klondex gold & silver mining coMPANY, a Nevada corporation

By:	/s/ Lauren M. Roberts
Lauren M. Roberts President

KLONDEX MIDAS holdings limited, , a Nevada corporation

By:	/s/ Lauren M. Roberts
Lauren M. Roberts President

klondex midas operations inc., a Nevada corporation

By:	/s/ Lauren M. Roberts
Lauren M. Roberts President

klondex aurora mine inc., a Nevada corporation

By:	/s/ Lauren M. Roberts
Lauren M. Roberts President

Fourth Amendment

klondex hollister mine inc., a Nevada corporation

By:	/s/ Lauren M. Roberts
Lauren M. Roberts President

HECLA QUEBEC INC./HECLA QUÉBEC INC., a Canadian federal corporation

By:	/s/ Lauren M. Roberts
Lauren M. Roberts President

Fourth Amendment

ADMINISTRATIVE AGENT:	THE BANK OF NOVA SCOTIA, as Administrative Agent

	By:	/s/ Clement Yu
Name: Clement Yu Title: Director

By:	/s/ Ryan Moonilal
Name: Ryan Moonilal Title: Analyst

Fourth Amendment

LENDERS:	THE BANK OF NOVA SCOTIA, as a Lender

	By:	/s/ Kurt Foellmer
Name: Kurt Foellmer Title: Director

By:	/s/ Stephen MacNeil
Name: Stephen MacNeil Title: Director

Fourth Amendment

ING CAPITAL LLC, as a Lender

By:	/s/ Remko van de Water
Name: Remko van de Water Title: Managing Director

By:	/s/ Brian Gorski
Name: Brian Gorski Title: Vice President

Fourth Amendment

Canadian Imperial Bank of Commerce, as a Lender

By:	/s/ Jens Paterson
Name: Jens Paterson Title: Executive Director

By:	/s/ Kazim Mehdi
Name: Kazim Mehdi Title: Executive Director

Fourth Amendment

JPMorgan Chase Bank, N. A., as a Lender

By:	/s/ James Shender
Name: James Shender Title: Executive Director

Fourth Amendment